LICENSE AGREEMENT

BETWEEN:

          THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, in the City of Vancouver, in the Province of British Columbia, V6T 1W5

                                                              (the "University")

AND:

          HELIX BIOMEDIX, INC., a corporation incorporated under the laws of the State of Delaware, and having an office at 22122 20th Ave. SE, Suite 148, in the City of Bothell, in the State of Washington, 98021, USA.

                                                                (the "Licensee")

          WHEREAS:

The University has been engaged in research during the course of which it has invented, developed and/or acquired certain patents as set out on Schedule "A";

The University is desirous of entering into this agreement (the "Agreement") with the objective of furthering society's use of its advanced technology, and to generate further research in a manner consistent with its status as a non-profit, tax exempt educational institution; and

The Licensee is desirous of the University granting an exclusive world-wide license to the Licensee to use or cause to be used such technology to manufacture, distribute, market, sell and/or license or sublicense products derived or developed solely within the Field of Use, as hereinafter defined, from such technology and to sell the same to the general public during the term of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants herein set forth, the parties hereto have covenanted and agreed as follows:

1.0  DEFINITIONS:
     ------------

1.1 In this Agreement, unless a contrary intention appears, the following words and phrases shall mean:

     (a) "Accounting": an accounting statement setting out in detail how the amount of Revenue was determined;

     (b) "Affiliated Company" or "Affiliated Companies": two or more corporations where the relationship between them is one in which one of them is a subsidiary of the other, or both are subsidiaries of the same corporation, or fifty percent (50%) or more of the voting shares of each of them is owned or controlled by the same person, corporation or other legal entity;
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                                       -2-

     (c) "Confidential Information": any part of the Information which is designated by the University or Licensee as confidential, whether orally or in writing but excluding any part of the Information:

          (i) possessed by the non-disclosing party prior to receipt from the disclosing party, other than through prior disclosure by the disclosing party, as evidenced by the business records of the non-disclosing party;

          (ii) published or available to the general public otherwise than through a breach of this Agreement;

          (iii)obtained by the non-disclosing party from a third party with a valid right to disclose it, provided that said third party is not under a confidentiality obligation to the disclosing party; or

          (iv) independently developed by employees, agents or consultants of the non-disclosing party who had no knowledge of or access to the disclosing party's Information as evidenced by the business records of the non-disclosing party;

     (d) "Date of Commencement" or "Commencement Date": this Agreement will be deemed to have come into force on the Date of Commencement which shall be the ______ day of ______________, 2001, and shall be read and construed accordingly;

     (e) "Effective Date of Termination": the date on which this Agreement is terminated pursuant to Section 19;

     (f) "Field of Use": all fields of use, save and except the SynGene Field of Use;

     (g) "Improvements": improvements, updates, and enhancements made by either the University or the Licensee or any sublicensees of the Licensee relating to the Technology at any time after the Commencement Date;

     (h) "Information": any and all Technology and any and all Improvements, the terms and conditions of this Agreement and any and all oral, written, electronic or other communications and other information disclosed or provided by the parties including any and all analyses or conclusions drawn or derived therefrom regarding this Agreement and information developed or disclosed hereunder, or any party's raw materials, processes, formulations, analytical procedures, methodologies, products, samples and specimens or functions;

     (i) "Product(s)": goods manufactured in connection with the use of all or some of the Technology and/or any Improvements;

     (j) "Revenue": all revenues, receipts, monies, and the fair market value of all other consideration directly or indirectly collected or received whether by way of cash or credit or any barter, benefit, advantage, or concession received by the Licensee from the marketing, sublicensing, manufacturing, sale or distribution of the Technology and any Improvements, and/or any Products in any or all parts of the world where the Licensee is permitted by law and this Agreement to market, manufacture, sell or distribute the Technology and any Improvements, and/or any Products;

     (k) "Royalty Due Dates": the last working day of March, June, September and December of each and every year during which this Agreement remains in full force and effect;

     (l) "SynGene Field of Use": the use of antimicrobial peptides for the creation and development of disease resistant transgenic plants;

     (m) "Technology": any and all knowledge, know-how and/or technique or techniques invented, developed and/or acquired, prior to the Date of Commencement by the University or the Licensee relating to, and including the technology described in Schedule "A" hereto, as amended from time to time by the parties, including, without limitation, all research, data, specifications, instructions, manuals, papers or other materials of any nature whatsoever, whether written or otherwise, relating to same; and

     (n) "UBC Trade-marks": any mark, trade-mark, service mark, logo, insignia, seal, design, symbol or device used by the University in any manner whatsoever.

2.0  PROPERTY RIGHTS IN AND TO THE TECHNOLOGY:
     -----------------------------------------

2.1 The parties hereto hereby acknowledge and agree that the University owns any and all right, title and interest in and to the Technology, as well as any and all Improvements.

2.2 The Licensee shall, at the request of the University, enter into such further agreements and execute any and all documents as may be required to ensure that ownership of the Technology and any Improvements remains with the University.

2.3 On the last working day of June and December of each and every year during which this Agreement remains in full force and effect, the Licensee shall deliver in writing to the University the details of any and all Improvements which the Licensee and any sublicensees of the Licensee has developed and/or acquired during the previous six month period.

3.0  GRANT OF LICENSE:
     -----------------

3.1 In consideration of the royalty payments reserved herein, and the covenants on the part of the Licensee contained herein, the University hereby grants to the Licensee an exclusive worldwide license to use and sublicense the Technology and any Improvements solely within the Field of Use and to manufacture, distribute, and sell Products on the terms and conditions hereinafter set forth during the term of this Agreement;

3.2 The license granted herein is personal to the Licensee and is not granted to any Affiliated Company or Affiliated Companies.

3.3 The Licensee shall not cross-license the Technology or any Improvements without the prior written consent of the University, such consent not to be unreasonably withheld.

3.4 Notwithstanding Section 3.1 herein, the parties acknowledge and agree that the University may use the Technology and any Improvements without charge solely for research, scholarly publication, educational or other non-commercial uses.

3.5 The Licensee hereby acknowledges and agrees that the University has granted a license agreement (the "SynGene License") to SynGene Biotek Inc. ("SynGene") for the Technology for the SynGene Field of Use . The Licensee hereby agrees that it will not claim against the University or SynGene any infringement of any patents or other intellectual property which it owns or licenses with respect to the granting of the SynGene License or use of the Technology by SynGene within the SynGene Field of Use.

4.0  SUBLICENSING:
     -------------

4.1 The Licensee shall have the right to grant sublicenses to Affiliated Companies and other third parties with respect to the Technology and any Improvements solely within the Field of Use. The Licensee will furnish the University with a copy of each sublicense granted within 30 days after execution.

4.2 A sublicensee shall not have the right to grant any sub-sublicenses, save and except to third parties solely for the purpose of manufacturing products using the Technology within the Field of Use. Such sub-sublicensees shall not be granted the right to use or sell the Products. The Licensee will furnish the University with a copy of each sub-sublicense within 30 days after execution.

4.3  All  sublicenses  and  sub-sublicenses   shall  contain  covenants  by  the
     sublicensee or sub-sublicensee to observe and perform similar terms and conditions to those contained in this Agreement.

5.0  ROYALTIES:
     ----------

5.1 Subject to Section 9.6(f), in consideration of the license granted hereunder, the Licensee shall pay to the University a royalty comprised of 3.5% of the Revenue.

5.2 The royalty shall become due and payable within 30 days of each respective Royalty Due Date and shall be calculated with respect to the Revenue in the three month period immediately preceding the applicable Royalty Due Date.

5.3 All payments of royalties made by the Licensee to the University hereunder shall be made in U.S. dollars without any reduction or deduction of any nature or kind whatsoever, except as may be prescribed by Canadian or U.S. law.

5.4 Products shall be deemed to have been sold by the Licensee and included in the Revenue when invoiced, or if not invoiced, then when delivered, shipped, or paid for, whichever is the first. Sublicensing Revenue shall be deemed to have been received by the Licensee with respect to each of its sublicensees when such consideration is actually received by the Licensee from its sublicensees.

5.5 Any transaction, disposition, or other dealing involving the Technology or any part thereof between the Licensee and another person that is not made at fair market value shall be deemed to have been made at fair market value, and the fair market value of that transaction, disposition, or other dealing shall be added to and deemed part of the Revenue or the Sublicensing Revenue, as the case may be, and shall be included in the calculation of royalties under this Agreement.

6.0  MINIMUM ANNUAL ROYALTY:
     -----------------------

6.1 The Licensee shall pay the University a minimum annual royalties in accordance with the following schedule:

     -----------------------------------------------------------------------
     ANNIVERSARY                                               AMOUNT
     -----------------------------------------------------------------------
     5th anniversary of the Commencement Date                 US$10,000
     -----------------------------------------------------------------------
     6th anniversary of the Commencement Date                 US$20,000
     -----------------------------------------------------------------------
     7th anniversary of the Commence Date and every           US$25,000
     anniversary thereafter
     -----------------------------------------------------------------------

Such payment shall be non-refundable, except that the amount by which the minimum royalty as paid exceeds the earned royalties payable in any year, such excess shall be credited against future earned royalties.

6.2 In further consideration for the license granted hereunder, the Licensee shall pay to the University, in addition to all other amounts due under this Agreement, an annual maintenance fee of US$2,000 payable on or before January 1st of each year during which this Agreement remains in full force and effect, commencing on January 2, 2002 (the "Annual Maintenance Fee"). Neither all nor any part of the Annual Maintenance Fee paid shall be refundable to the Licensee under any circumstances.

6.3 Royalties payable under this Section or Section 5 are subject to any offset permitted by Section 9.6(f).

7.0  PATENTS:
     --------

7.1 The Licensee shall have the right to identify any process, use or products arising out of the Technology and any Improvements that may be patentable and the University shall, upon the request of the Licensee, take all appropriate steps to apply for a patent in the name of the University provided that the Licensee pays all costs of applying for, registering and maintaining the patent in those jurisdictions in which the Licensee might designate that a patent is required. The University shall provide the Licensee with copies of all correspondence and notices relating to the application, registration and maintenance of the patents related to the Technology in a timely manner.

7.2 On the issuance of a patent in accordance with Section 7.1, the Licensee shall have the right to become, and shall become, the licensee of the same pursuant to the terms of this Agreement and Schedule "A" shall be deemed to be amended to include such patents, unless Licensee notifies the University in writing within six months following issuance of the patent that Licensee does not wish to license such patent.

7.3 The Licensee shall pay, on execution of this Agreement, to the University the sum of $97,862.76 (Cdn) representing reimbursement to the University of all outstanding costs and any future costs incurred to the date of the execution of this Agreement in applying for, registering and maintaining the patents in connection with the Technology.

7.4 Subject to Section 9.6(f), within 30 days of presentation of receipts and/or invoices by the University to the Licensee, the Licensee will reimburse the University for all further costs incurred to date with respect to any and all patents relating to the Technology and any
     Improvements licensed hereunder, and with respect to any and all maintenance fees for any and all patents relating to the Technology and any Improvements licensed hereunder.

7.5 In the event that either of the parties believes that there is an issue concerning the validity or scope of any and all patents relating to the Technology and/or any of the Improvements licensed hereunder, the parties shall cooperate in good faith to resolve the matter through a cross-license or otherwise.

7.6 The Licensee will ensure proper patent marking for all Technology, and any Improvements licensed hereunder and shall clearly mark the appropriate patent numbers on any Products made using the Technology and any Improvements or any patented processes used to make such Products.

8.0  EQUITY:
     -------

8.1 As part of the consideration for the rights granted by the University to the Licensee hereunder, the Licensee hereby agrees to issue, on execution of this Agreement, to the University, or its nominee, 125,000 Common shares (the "UBC Shares") in the capital of the Licensee. The Licensee acknowledges and agrees that a portion of the UBC Shares shall be issued to certain researchers and institutions who engaged in research in connection with the Technology, subject to Licensee's receipt of a signed acknowledgment from each party in the form attached hereto as Schedule "B".

8.2 The Licensee also hereby grants an option (the "Option") to the University, or its nominee, to purchase up to 125,000 Common shares (the "Optioned Shares") in the capital of the Licensee at the exercise price of US$1.50 per Optioned Share. The Licensee acknowledges and agrees that a portion of the Optioned Shares shall be issued to certain researchers and institutions that engaged in research in connection with the Technology, subject to Licensee's receipt of a signed stock option agreement from each party, including the University, in the form attached hereto as Schedule "C" (the "Option Agreement").

8.3 The Option shall have a term of ten (10) years commencing on the Date of Commencement (the "Option Period"), and shall be subject to the terms of the Option Agreement.

8.4 The Licensee will use its reasonable commercial efforts to cause the UBC Shares and the Optioned Shares to be issued pursuant to this Section 8, to be free from any pooling, escrow or other trading restrictions placed on such shares by the Licensee or any regulatory authority having jurisdiction over the Licensee. The Licensee acknowledges and agrees that the University shall have the right to transfer any or all of the UBC Shares and the Optioned Shares issued pursuant to this Section 8 at any time to any Affiliated Company or to the University of British Columbia Foundation, and the Licensee shall take all steps or do such acts as may be reasonably required to allow such transfer.

8.5 The University represents and warrants that: (i) it is not and is not acquiring the UBC Shares and Optioned Shares for the benefit of a U.S. Person, as that term is defined in Rule 902 of Regulation S, promulgated under the authority of the Securities Act of 1933, as amended (the "Securities Act"); (ii) the UBC Shares and Optioned Shares are not being registered for sale under the Securities Act and may not be transferred for value in the United States or to a U.S. Person except following registration under the Securities Act or subject to the availability of an exemption from such registration; (iii) it is an accredited investor, as that term is defined in Rule 501 of Regulation D, promulgated under the authority of the Securities Act; (iv) it is aware of the volatility historically associated with the Licensee's equity securities and the difficulties which may be encountered during attempts to sell or transfer the Licensee's securities due to the applicability of "penny stock" regulations and restrictions imposed by the United States Securities and Exchange Commission and the National Association of Securities Dealers; and
     (v) it has had the opportunity to conduct any and all due diligence it believes necessary to apprise itself of the material factors impacting its acquisition of the UBC Shares and Optioned Shares.

8.6 The Licensee acknowledges and agrees that it will comply with all applicable laws and legislation with respect to the issuance of the UBC Shares and Optioned Shares pursuant to this Section 8.

8.7 The UBC Shares shall be deemed to be fully paid for by the University as of the date of issuance and shall be the absolute property of the University. Neither all nor any portion of the UBC Shares and the Optioned Shares issued to the University pursuant to this Section 8 shall be refundable or returned to the Licensee under any circumstances.

8.8 Notwithstanding any termination of this Agreement for any reason whatsoever, the provisions of this Section 8 shall survive such termination and stay in full force and effect for so long as the University is a shareholder of the Licensee.

9.0  DISCLAIMER OF WARRANTY:
     -----------------------

9.1 The University represents and warrants, to the best of the knowledge of the University's Industry Liaison Office, that:

     (a) it has not made and will not make any commitments to third parties inconsistent with or in derogation of the rights granted in this License Agreement;

     (b) it has the legal power to extend the rights granted to the Licensee in this Agreement; and

     (c) it has no notice of any claim of ownership or infringement being asserted against it with regard to the Technology.

9.2 Except as expressly set out herein, the University makes no representations, conditions or warranties, either express or implied, with respect to the Technology or any Improvements or the Products. Without limiting the generality of the foregoing, the University specifically disclaims any implied warranty, condition or representation that the Technology or any Improvements or the Products:

     (a)  are of merchantable quality; or

     (b)  are fit for a particular purpose.

The University shall not be liable for any loss, whether direct, consequential, incidental or special, which the Licensee suffers arising from any defect, error, fault or failure to perform with respect to the Technology or any Improvements or Products, even if the University has been advised of the possibility of such defect, error, fault or failure. The Licensee acknowledges that it has been advised by the University to undertake its own due diligence with respect to the Technology and any Improvements.


9.3 The parties acknowledge and agree that the International Sale of Goods Contracts Convention Act and the United Nations Convention on Contracts for the International Sale of Goods have no application to this Agreement.

9.4 Except as otherwise provided herein, nothing in this Agreement shall be construed as:

     (a) a warranty or representation by the University as to title to the Technology and/or any Improvement or that anything made, used, sold or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, trade-marks, industrial design or other intellectual property rights;

     (b) an obligation by the University to bring or prosecute or defend actions or suits against third parties for infringement of patents, copyrights, trade-marks, industrial designs or other intellectual property or contractual rights; or

     (c) the conferring by the University of the right to use in advertising or publicity the name of the University or the UBC Trade-marks.

9.5 Notwithstanding Section 9.4, in the event of an alleged infringement of the Technology or any Improvements or any right with respect to the Technology or any Improvements, the Licensee shall have, upon receiving the prior written consent of the University, such consent not to be unreasonably withheld, the right to prosecute litigation designed to enjoin infringers of the Technology or any Improvements. Provided that it has first granted its prior written consent, the University agrees to co-operate to the extent of executing all necessary documents and to vest in the Licensee the right to institute any such suits, so long as all the direct and indirect costs and expenses of bringing and conducting any such litigation or settlement shall be borne by the Licensee and in such event all recoveries shall enure to the Licensee.

9.6 If any complaint alleging infringement or violation of any patent or other proprietary rights is made against the Licensee or a sublicensee of the Licensee with respect to the use of the Technology or any Improvements or the manufacture, use or sale of the Products, the following procedure shall be adopted:

     (a) the Licensee shall promptly notify the University upon receipt of any such complaint and shall keep the University fully informed of the actions and positions taken by the complainant and taken or proposed to be taken by the Licensee on behalf of itself or a sublicensee;

     (b) except as provided in Section 9.6(d), all costs and expenses incurred by the Licensee or any sublicensee of the Licensee in investigating, resisting, litigating and settling such a complaint, including the payment of any award of damages and/or costs to any third party, shall be paid by the Licensee or any sublicensee of the Licensee, as the case may be;

     (c) no decision or action concerning or governing any final disposition of the complaint shall be taken without full consultation with and approval by the University, acting reasonably;

     (d) the University may elect to participate formally in any litigation involving the complaint to the extent that the court may permit, but any additional expenses generated by such formal participation shall be paid by the University (subject to the possibility of recovery of some or all of such additional expenses from the complainant);

     (e) notwithstanding Section 9.4, if the complainant is willing to accept an offer of settlement and one of the parties to this Agreement is willing to make or accept such offer and the other is not, then the unwilling party shall conduct all further proceedings at its own expense, and shall be responsible for the full amount of any damages, costs, accounting of profits and settlement costs in excess of those provided in such offer, but shall be entitled to retain unto itself the benefit of any litigated or settled result entailing a lower payment of costs, damages, accounting of profits and settlement costs than that provided in such offer; and

     (f) the royalties payable pursuant to this Agreement shall be held by the Licensee in trust from the date the complaint is made until such time as a resolution of the complaint has been finalized. If the complainant prevails in the complaint, then the royalties held in trust by the Licensee pursuant to this Section shall be entitled to offset the royalties by one-half of such amount, provided that the amount held in trust by the Licensee hereunder shall not exceed the amount paid by the Licensee to the complainant in the settlement or other disposition of the complaint. If the complainant does not prevail in the complaint, then the Licensee shall immediately deliver all of the royalties held in trust to the University.


10.0 INDEMNITY AND LIMITATION OF LIABILITY:
     --------------------------------------

10.1 The Licensee hereby indemnifies, holds harmless and defends the University, its Board of Governors, officers, employees, faculty, students, invitees and agents against any and all claims (including all legal fees and disbursements incurred in association therewith) arising out of the exercise of any rights under this Agreement including, without limiting the generality of the foregoing, against any damages or losses, consequential or otherwise, arising from or out of the use of the Technology or any Improvements or Products licensed under this Agreement by the Licensee or its sublicensees or their customers or end-users howsoever the same may arise.

10.2 Subject to Section 10.3, the University's total liability, whether under the express or implied terms of this Agreement, in tort (including negligence), or at common law, for any loss or damage suffered by the Licensee, whether direct, indirect or special, or any other similar or like damage that may arise or does arise from any breaches of this Agreement by the University, its Board of Governors, officers, employees, faculty, students or agents, shall be limited to the amount of $1,000.00.

10.3 In no event shall the University be liable for consequential or incidental damages arising from any breach or breaches of this Agreement.

10.4 No action, whether in contract or tort (including negligence), or otherwise arising out of or in connection with this Agreement, may be brought by the Licensee more than six months after the Licensee has notice of the cause of action.

11.0 PUBLICATION AND CONFIDENTIALITY:
     --------------------------------

11.1 The Information shall be developed, received and used by the Licensee solely in furtherance of the purposes set forth in this Agreement subject to the terms and conditions set forth in this Section 11.

11.2 The Licensee shall keep and use all of the Confidential Information in confidence and will not, without the University's prior written consent, disclose any Confidential Information to any person or entity, except those of the Licensee's officers, employees and professional advisors who require said Confidential Information in performing their obligations under this Agreement. The Licensee covenants and agrees that it will take commercially reasonable steps to limit the internal distribution of the Confidential Information to only those officers, employees and professional advisors who require said Confidential Information in performing their obligations under this Agreement and who have signed confidentiality and non-disclosure agreements.

11.3 The Licensee shall not use, either directly or indirectly, any Confidential Information for any purpose other than as set forth herein without the University's prior written consent.

11.4 If the Licensee is required by judicial or administrative process to disclose any or all of the Confidential Information, the Licensee shall promptly notify the University and allow the University reasonable time to oppose such process before disclosing any Confidential Information.

11.5 Notwithstanding any termination or expiration of this Agreement, the obligations created in this Section 11 shall survive and be binding upon the Licensee, its successors and assigns.

11.6 The University shall not be restricted from presenting at symposia, national or regional professional meetings, or from publishing in journals or other publications, accounts of its research relating to the Information, provided that with respect to Confidential Information only, the Licensee shall have been furnished copies of the disclosure proposed therefor at least 60 days in advance of the presentation or publication date and does not within 30 days after delivery of the proposed disclosure object to such presentation or publication. Any objection to a proposed presentation or publication shall specify the portions of the presentation or publication considered objectionable (the "Objectionable Material"). Upon receipt of notification from the Licensee that any proposed publication or disclosure contains Objectionable Material, the University and the Licensee shall work together to revise the proposed publication or presentation to remove or alter the Objectionable Material in a manner acceptable to the Licensee, in which case the Licensee shall withdraw its objection. If an objection is made, disclosure of the Objectionable Material shall not be made for a period of 6 months after the date the University has delivered to the Licensee the proposed publication or presentation relating to the Objectionable Material. The University shall co-operate in all reasonable respects in making revisions to any proposed disclosures if considered by the Licensee to contain Objectionable Material. The University shall not be restricted from publishing or presenting the proposed disclosure as long as the Objectionable Material has been removed. After the 6 month period has elapsed the University shall be free to present and/or publish the proposed publication or presentation whether or not it contains Objectionable Material.

11.7 The Licensee requires of the University, and the University agrees insofar as it may be permitted to do so at law, that this Agreement, and each part of it, is confidential and shall not be disclosed to third parties, as the Licensee claims that such disclosure would or could reveal commercial, scientific or technical information and would significantly harm the Licensee's competitive position and/or interfere with the Licensee's negotiations with prospective sublicensees. Notwithstanding anything contained in this Section, the parties hereto acknowledge and agree that the University or Licensee may identify the title of this Agreement, the parties to this Agreement and the names of the inventors of the Technology and any Improvements.

12.0 PRODUCTION AND MARKETING:
     -------------------------

12.1 The Licensee shall not use any of the UBC Trade-marks or make reference to the University or its name in any advertising or publicity whatsoever, without the prior written consent of the University (not to be unreasonably withheld or delayed), except as required by law or as otherwise provided herein. Without limiting the generality of the foregoing, the Licensee shall not issue a press release with respect to this Agreement or any activity contemplated herein without the prior review and approval of same by the University, except as required by law. If the Licensee is required by law to act in contravention of this Section, the Licensee shall provide the University with sufficient advance notice in writing to permit the University to bring an application or other proceeding to contest the requirement.

12.2 The Licensee will not register or use any trade-marks in association with the Products without the prior written consent of the University, such consent not to be unreasonably withheld or delayed.

12.3 The Licensee represents and warrants to the University that:

     (a) it has the infrastructure, expertise and resources to develop and commercialize the Technology and any Improvements;

     (b)  it  has  the  infrastructure,   expertise  and  resources  to  monitor
          compliance of the terms of each sublicense agreement entered into by the Licensee;

     (c) it will throughout the Term of this Agreement allocate to the development and commercialization of the Technology, and any Improvements at least the same degree of diligence, expertise, infrastructure, and resources as the Licensee is allocating to the most favoured Product developed and marketed by the Licensee.

12.4 The Licensee shall use commercially reasonable efforts to develop, promote, market and sell the Products and utilize the Technology and any Improvements and to meet or cause to be met the market demand for the Products and the utilization of the Technology and any Improvements.

12.5 If the University is of the view that the Licensee is in breach of Section 12.4, the University shall notify the Licensee and the parties hereto shall appoint a mutually acceptable person as an independent evaluator (the "Evaluator") to conduct the evaluation set forth in Section 12.6. If that the parties cannot agree on such an Evaluator, the appointing authority shall be the British Columbia International Commercial Arbitration Centre.

12.6 Unless the Parties mutually agree otherwise, the following rules and procedures shall govern the conduct of the parties and the Evaluator before and during the investigation by the Evaluator:

     (a) within 30 days of the appointment of the Evaluator each party shall provide to the Evaluator and the other party copies of all documents, statements and records on which the party intends to rely in presenting its position to the Evaluator;

     (b) within 45 days of the appointment of the Evaluator the Licensee shall provide to the Evaluator and the University a written summary of its position. On receipt of the Licensee's summary the University shall have 15 days to prepare and submit to the Licensee and the Evaluator its own summary in reply to the summary submitted by the Licensee;

     (c) on receipt of the documents, statements, records and summaries submitted by the parties the Evaluator shall have 30 days within which to conduct such further inquiries as he or she may deem necessary for the purpose of reviewing the efforts made by the Licensee with respect to the promotion, marketing and sale of the Products and the Technology and any Improvements in compliance with the requirements of
          Section 12.4. For the purpose of conducting such an inquiry, the Evaluator shall have the right to:

          (i) require either party to disclose any further documents or records which the Evaluator considers to be relevant;

          (ii) interview or question either orally (or by way of written questions) one or more representatives of either party on issues deemed to be relevant by the Evaluator;

          (iii) make an "on site" inspection of the Licensee's facilities;

          (iv) obtain if necessary, the assistance of an independent expert to provide technical information with respect to any area in which the Evaluator does not have a specific expertise;

     (d) On completion of the Inquiry described in Section 12.6(c) the Evaluator shall within 15 days prepare a report setting out his or her findings and conclusions as to whether or not the Licensee has committed a breach of Section 12.4 on a balance of the probabilities

     (e) The report and conclusions of the Evaluator shall be delivered to the Licensee and the University, and shall be accepted by both parties as final and binding.

12.7 If the Evaluator concludes:

     (a)  pursuant to Section 12.6(d),  that the Licensee  committed a breach of
          Section 12.4, then the University shall at its option have the right to terminate this Agreement as provided in Section 19, or continue the license granted hereunder as a non-exclusive license upon the terms and conditions of this Agreement;

     (b)  pursuant  to Section  12.6(d),  that the  Licensee is not in breach of
          Section 12.4, then the University shall not terminate this Agreement for breach of Section 12.4, nor shall it change the nature of the license granted hereunder.

12.8 The  University  may not call for more  than  one  evaluation  pursuant  to
     Section 12.5 in each calendar year. The cost of an evaluation hereunder shall be borne 50% by the Licensee and 50% by the University.


13.0 ACCOUNTING RECORDS:
     -------------------

13.1 The Licensee shall maintain separate accounts and records of all Revenues, such accounts and records to be in sufficient detail to enable proper returns to be made under this Agreement, and the Licensee shall cause its sublicensees to keep similar accounts and records.

13.2 The Licensee shall deliver to the University on the date 30 days after each and every Royalty Due Date, together with the royalty payable thereunder, the Accounting and a report on all Sublicensing activity, including an accounting statement setting out in detail how the amount of Sublicensing Revenue was determined and identifying each sublicensee and the location of the business of each sublicensee.

13.3 The calculation of royalties shall be carried out in accordance with generally accepted accounting principles in the U.S. ("GAAP"), or the standards and principles adopted by the U.S. Financial Accounting Standards Board ("FASB") applied on a consistent basis.

13.4 The Licensee  shall retain the accounts and records  referred to in Section
     13.1 above for at least six years after the date upon which they were made and shall permit any duly authorized representative of the University to inspect such accounts and records during normal business hours of the Licensee at the University's expense. The Licensee shall furnish such reasonable evidence as such representative will deem necessary to verify the Accounting and will permit such representative to make copies of or extracts from such accounts, records and agreements at the University's expense. If an inspection of the Licensee's records by the University shows an under-reporting or underpayment by the Licensee of any amount to the University, in excess of 5% for any 12 month period, then the Licensee shall reimburse the University for the cost of the inspection as well as pay to the University any amount found due (including any late payment charges or interest) within 30 days of notice by the University to the Licensee.

13.5 During the term of this Agreement, and thereafter, the University shall use reasonable efforts to ensure that all information provided to the University or its representatives pursuant to this Section shall be treated as Confidential Information hereunder.

14.0 INSURANCE:
     ----------

14.1 Unless satisfactory arrangements are made between the Licensee and the University with respect to a self-insurance program or the requirement for insurance hereunder is waived by the University sixty (60) days prior to the first sale of a Product, then the Licensee shall procure and maintain, during the term of this Agreement, the insurance outlined in Sections 14.2 and 14.3 and otherwise comply with the insurance provisions contained at Sections 14.2 and 14.3.

14.2 One month prior to the first sale of a Product, the Licensee will give notice to the University of the terms and amount of the public liability, product liability and errors and omissions insurance which it has placed in respect of the same, which in no case shall be less than the insurance which a reasonable and prudent businessperson carrying on a similar line of business would acquire. This insurance shall be placed with a reputable and financially secure insurance carrier, shall include the University, its Board of Governors, faculty, officers, employees, students, and agents as additional insureds, and shall provide primary coverage with respect to the activities contemplated by this Agreement. Such policy shall include severability of interest and cross-liability clauses and shall provide that the policy shall not be cancelled or materially altered except upon at least 30 days' written notice to the University. The University shall have the right to require reasonable amendments to the terms or the amount of coverage contained in the policy. Failing the parties agreeing on the appropriate terms or the amount of coverage, then the matter shall be determined by arbitration as provided for herein. The Licensee shall provide the University with certificates of insurance evidencing such coverage seven days before commencement of sales of any Product and the Licensee covenants not to sell any Product before such certificate is provided and approved by the University, or to sell any Product at any time unless the insurance outlined in this Section 14.2 is in effect.

14.3 The Licensee shall require that each sublicensee under this Agreement shall procure and maintain, during the term of the sublicense, public liability, product liability and errors and omissions insurance in reasonable amounts, with a reputable and financially secure insurance carrier. The Licensee shall use its best efforts to ensure that any and all such policies of insurance required pursuant to this Section shall contain a waiver of subrogation against the University, its Board of Governors, faculty, officers, employees, students, and agents.

15.0 ASSIGNMENT:
     -----------

15.1 The Licensee will not assign, transfer, mortgage, charge or otherwise dispose of any or all of the rights, duties or obligations granted to it under this Agreement without the prior written consent of the University, not to be unreasonably withheld or delayed. Not withstanding the foregoing, the Licensee shall be permitted to assign this license to an Affiliated Company.

15.2 The University shall have the right to assign its rights, duties and obligations under this Agreement to a company or society of which it is the sole shareholder, in the case of a company, or of which it controls the membership, in the case of a society. In the event of such an assignment, the Licensee will release, remise and forever discharge the University from any and all obligations or covenants, provided however that such company or society, as the case may be, executes a written agreement which provides that such company or society shall assume all such obligations or covenants from the University and that the Licensee shall retain all rights granted to the Licensee pursuant to this Agreement.

16.0 GOVERNING LAW AND ARBITRATION:
     ------------------------------

16.1 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada in force therein without regard to its conflict of law rules. All parties agree that by executing this Agreement they have attorned to the jurisdiction of the courts of British Columbia. Subject to Sections 16.2 and 16.3, the courts of British Columbia shall have exclusive jurisdiction over this Agreement.

16.2 In the event of any dispute arising between the parties concerning this Agreement, its enforceability or the interpretation thereof, the same shall be settled by arbitration administered by the British Columbia International Commercial Arbitration Centre pursuant to its International Commercial Arbitration Rules and the Commercial Arbitration Act of British Columbia, or any successor legislation then in force. The place of arbitration shall be Vancouver, British Columbia. The language to be used in the arbitration proceedings shall be English. Each party shall bear its own costs and expenses and shall share equally the fees of the arbitrator and any administrative fees

16.3 Nothing in Section 16.2 shall prevent a party hereto from applying to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction.

17.0 NOTICES:
     -------

17.1 All payments, reports and notices or other documents that any of the parties hereto are required or may desire to deliver to any other party hereto may be delivered only by personal delivery or by registered or certified mail, telex or fax, all postage and other charges prepaid, at the address for such party set forth below or at such other address as any party may hereinafter designate in writing to the others. Any notice personally delivered or sent by telex or fax shall be deemed to have been given or received at the time of delivery, telexing or faxing. Any notice mailed as aforesaid shall be deemed to have been received on the expiration of five days after it is posted, provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a mail strike, slow down or labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effected if actually received.

If to the University:      The Director
                           University - Industry Liaison Office
                           University of British Columbia
                           IRC 331 - 2194 Health Sciences Mall
                           Vancouver, British Columbia
                           V6T 1Z3
                           Telephone:       (604)822-8580
                           Fax:             (604)822-8589

If to the Licensee:        President
                           Helix BioMedix, Inc.
                           22122 20th Ave. SE, Suite 148
                           Bothell, Washington, 98021
                           USA
                           Telephone:       (425) 402-8400
                           Fax:             (425) 806-2999

18.0 TERM:
     -----

18.1 This Agreement and the license granted hereunder shall terminate on the expiration of a term of twenty (20) years from the Date of Commencement or the expiration of the last patent obtained pursuant to Section 7 herein, whichever event shall last occur, unless earlier terminated pursuant to Section 19 herein.

19.0 TERMINATION:
     ------------

19.1 This Agreement shall automatically and immediately terminate without notice to the Licensee if any proceeding under the Bankruptcy and Insolvency Act of Canada, or any other statute of similar purport, is commenced by or against the Licensee.

19.2 The University may, at its option, terminate this Agreement immediately on the happening of any one or more of the following events by delivering notice in writing to that effect to the Licensee:

     (a)  if the Licensee becomes insolvent;

     (b) if any execution, sequestration, or any other process of any court becomes enforceable against the Licensee in an amount exceeding $50,000 USD, or if any such process is levied on the rights under this Agreement or upon any of the monies due to the University and is not released or satisfied by the Licensee within 30 days thereafter;

     (c) if any resolution is passed or order made or other steps taken for the winding up, liquidation or other termination of the existence of the Licensee;

     (d) if the Licensee is more than 60 days in arrears of royalties or other monies that are due to the University under the terms of this Agreement;

     (e) if the Technology or any Improvements becomes subject to any security interest, lien, charge or encumbrance in favour of any third party claiming through the Licensee;

     (f)  if the Licensee ceases to carry on its business;

     (g)  if the Licensee commits any breach of Sections 12.1 or 14;

     (h) if it is determined, pursuant to Section 12.6, that the Licensee is in breach of Section 12.4;

     (i) if any sublicensee of the Licensee is in breach of a material obligation of its sublicense agreement with the Licensee and the Licensee does not cause such sublicensee to cure such default within 60 days of receipt of written notice from the University requiring that the Licensee cause such sublicensee to cure such default, or

     (j) if the Licensee is in breach of any other agreement between the Licensee and the University which breach has not been cured within the time provided for the curing of such breach under the terms of such other agreement.

19.3 Other than as set out in Sections 19.1 and 19.2, if either party shall be in default under or shall fail to comply with the terms of this Agreement then the non-defaulting party shall have the right to terminate this Agreement by written notice to the other party to that effect if:

     (a) such default is reasonably curable within 30 days after receipt of notice of such default and such default or failure to comply is not cured within 30 days after receipt of written notice thereof; or

     (b) such default is not reasonably curable within 30 days after receipt of written notice thereof, and such default or failure to comply is not cured within such further reasonable period of time as may be necessary for the curing of such default or failure to comply.

19.4 If this Agreement is terminated pursuant to Section 19.1, 19.2, or 19.3, the University may proceed to enforce payment of all outstanding royalties or other monies owed to the University up to the Effective Date of Termination, and the parties may exercise any or all of the rights and remedies contained herein or otherwise available to each party by law or in equity, successively or concurrently. Upon any such termination of this Agreement, the Licensee shall forthwith deliver up to the University all Technology and any Improvements in its possession or control and shall have no further right of any nature whatsoever in the Technology or any Improvements. The Licensee will pay all charges or expenses incurred by the University in the enforcement of its rights or remedies against the Licensee including, without limitation, the University's legal fees and disbursements on an indemnity basis.

19.5 The Licensee shall cease to use the Technology or any Improvements in any manner whatsoever or to manufacture or sell the Products within five days from the Effective Date of Termination. The Licensee shall then deliver or cause to be delivered to the University an accounting within 30 days from the Effective Date of Termination. The accounting will specify, in or on such terms as the University may in its sole discretion require, the inventory or stock of Products manufactured and remaining unsold on the Effective Date of Termination. The University will instruct that the unsold Products be stored, destroyed or sold under its direction, provided this Agreement was terminated pursuant to Section 19.2 or 19.3. Without limiting the generality of the foregoing, if this Agreement was terminated pursuant to Section 19.1, the unsold Products will not be sold by any party without the prior written consent of the University, not to be unreasonably withheld or delayed. The Licensee will continue to make royalty payments to the University in the same manner specified in Section 5 on all unsold Products that are sold in accordance with this Section 19.5, notwithstanding anything contained in or any exercise of rights by the University under Section 19.4 herein.

19.6 Notwithstanding the termination of this Agreement, Section 13 shall remain in full force and effect until six years after

     (a) all payments of royalty required to be made by the Licensee to the University under this Agreement have been made by the Licensee to the University, and

     (b) any other claim or claims of any nature or kind whatsoever of the University against the Licensee has been settled.

20.0 MISCELLANEOUS COVENANTS:
     ------------------------

20.1 The Licensee hereby represents and warrants to the University that the Licensee is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings.

20.2 The Licensee represents and warrants that it has the expertise to handle the Technology and any Improvements with care. The Licensee shall not accept delivery of the Technology or any Improvements until it has requested and received from the University all necessary information and advice to ensure that it is capable of handling the Technology and any Improvements in a safe and prudent manner.

20.3 Each party shall comply with all laws, regulations and ordinances, whether Federal, State, Provincial, County, Municipal or otherwise, with respect to the Technology and any Improvements and/or this Agreement.

20.4 All payments made pursuant to this Agreement shall be made free and clear of any deductions whatsoever, whether for any present or future taxes, levies or charges. If the Licensee is compelled by law to deduct or withhold any amount from any payment, then the Licensee shall pay to the University such additional amount or amounts as may be necessary to ensure that the University receives a net amount equal to the full amount which would have been received had the payment not been subject to such deduction, provided that the University timely complete all U.S. tax forms reasonably requested by Licensee to enable Licensee to claim an exemption from withholding requirements.

20.5 The obligation of the Licensee to make all payments hereunder will be absolute and unconditional and will not, except as expressly set out in this Agreement, be affected by any circumstance, including without limitation any set-off, compensation, counterclaim, recoupment, defence or other right which the Licensee may have against the University, or anyone else for any reason whatsoever.

20.6 All amounts due and owing to the University hereunder but not paid by the Licensee on the due date thereof shall bear interest at the rate of one per cent (1 %) per month. Such interest shall accrue on the balance of unpaid amounts from time to time outstanding from the date on which portions of such amounts become due and owing until payment thereof in full.

20.7 The Licensee shall, at the University's request, provide to the University and/or its scientific personnel an annual written report that documents the progress on the development of the Technology and any Improvements.

20.8 The Licensee shall, within 36 months after the Commencement Date, enter into a sublicensing, joint venture or strategic partnership agreement relating to the use of the Technology and/or any Improvements in an industrial or pharmaceutical application or directly use the Technology in either application.

21.0 GENERAL:
     --------

21.1 Upon not less than ten (10) business days prior written notice from the University, the Licensee shall permit any duly authorized representative of the University, during normal business hours and at the University's sole risk and expense, to enter upon and into any premises of the Licensee for the purpose of inspecting the Products and the manner of their manufacture and generally of ascertaining whether or not the provisions of this Agreement have been, are being, or will be complied with by the Licensee, no more frequently than once per year.

21.2 Nothing contained herein shall be deemed or construed to create between the parties hereto a partnership or joint venture. No party shall have the authority to act on behalf of any other party, or to commit any other party in any manner or cause whatsoever or to use any other party's name in any way not specifically authorized by this Agreement. No party shall be liable for any act, omission, representation, obligation or debt of any other party, even if informed of such act, omission, representation, obligation or debt.

21.3 Subject to the limitations hereinbefore expressed, this Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

21.4 No condoning, excusing or overlooking by any party of any default, breach or non-observance by any other party at any time or times in respect of any covenants, provisos or conditions of this Agreement shall operate as a waiver of such party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance, so as to defeat in any way the rights of such party in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by such party, save only an express waiver in writing.

21.5 No exercise of a specific right or remedy by any party precludes it from or prejudices it in exercising another right or pursuing another remedy or maintaining an action to which it may otherwise be entitled either at law or in equity.

21.6 Marginal headings as used in this Agreement are for the convenience of reference only and do not form a part of this Agreement and are not be used in the interpretation hereof.

21.7 The terms and provisions, covenants and conditions contained in this Agreement which by the terms hereof require their performance by the parties hereto after the expiration or termination of this Agreement shall be and remain in force notwithstanding such expiration or other termination of this Agreement for any reason whatsoever.

21.8 If any section, article, part, section, clause, paragraph or subparagraph of this Agreement shall be held to be indefinite, invalid, illegal or otherwise voidable or unenforceable, the entire Agreement shall not fail on account thereof, and the balance of this Agreement shall continue in full force and effect.

21.9 The parties hereto each acknowledge that the law firm of Richards Buell Sutton has acted solely for the University in connection with this Agreement and that all other parties hereto have been advised to seek independent legal advice.

21.10 This Agreement sets forth the entire understanding between the parties and no modifications hereof shall be binding unless executed in writing by the parties hereto.

21.11 Time shall be of the essence of this Agreement.

21.12 Whenever the singular or masculine or neuter is used throughout this Agreement the same shall be construed as meaning the plural or feminine or body corporate when the context or the parties hereto may require.

     IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement on the ________ day of ______________________, 2001, but effective as of the
Date of Commencement.


SIGNED FOR AND ON BEHALF of                    )
THE UNIVERSITY OF BRITISH COLUMBIA             )
by its duly authorized officers:               )
                                               )
                                               )
-----------------------------------------      )
Authorized Signatory                           )
                                               )
-----------------------------------------      )
Authorized Signatory                           )
                                               )




THE CORPORATE SEAL of                          )
HELIX BIOMEDIX, INC.                           )
was hereunto affixed in the presence of:       )
                                               )
                                               )        c/s
-----------------------------------------      )
Authorized Signatory                           )
                                               )
-----------------------------------------      )
Authorized Signatory                           )

                                  SCHEDULE "A"
                                  ------------

                           DESCRIPTION OF "TECHNOLOGY"
                           ---------------------------



-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
  UBC File       Country    USSN/Patent No.                    Title                        Inventors       Filed/
                                                                                                              Issued
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   98-005          USA         09/143,124     Anti-Endotoxic , Antimicrobial           Hancock, REW          8/28/98
                                              Cationic Peptides and Methods of Use     Gough, M
                                              Therefor                                 Patrzykat, A
                                                                                       Woods, D
                                                                                       Jia X
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   98-005          PCT        WO 00/12528     Anti-Endotoxic , Antimicrobial           As above              8/27/99
                                              Cationic Peptides and Methods of Use
                                              Therefor
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   98-005        Canada                       Anti-Endotoxic , Antimicrobial           As above             National
                                              Cationic Peptides and Methods of Use                          Phase
                                              Therefor                                                       2/28/01
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   98-005        Europe                       Anti-Endotoxic , Antimicrobial           As Above             National
                                              Cationic Peptides and Methods of Use                          Phase
                                              Therefor                                                       3/28/01
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   98-005       Australia                     Anti-Endotoxic , Antimicrobial           As Above             National
                                              Cationic Peptides and Methods of Use                          Phase
                                              Therefor                                                       3/28/01
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   98-006          USA         6,172,185      Antimicrobial Cationic Peptide           Hancock, REW         Issued
                                              Derivatives of Bactenecin                Wu, M                  1/9/01
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------
   00-005          USA         09/604,864     Antimicrobial Peptides and Methods of    Hancock, REW          7/27/00
                                              Use Thereof                              Zhang, L.
-------------- ------------ ----------------- ---------------------------------------- -------------------- -----------

                                  SCHEDULE "B"
                                  ------------

                             FORM OF ACKNOWLEDGMENT
                             ----------------------

     The undersigned, in connection with the License Agreement dated ________________, 2001 between Helix BioMedix, Inc., a Delaware corporation ("Helix") and The University of British Columbia (the "License Agreement") and that certain Stock Option Agreement dated ___________, 2001 between Helix and each party listed on Exhibit A hereto (the "Option Agreement"), hereby represents and warrants as follows below. Certain capitalized terms not defined below are intended to have those meanings assigned in the License Agreement and Option Agreement:

1. That either (i) he or she is not a U.S. Person, as that term is defined in Rule 902 of Regulation S, promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"), and that he or she is not acquiring the UBC Shares or Optioned Shares for the benefit of any U.S. Person; or (ii) he or she is an accredited investor as that term is defined in Rule 501 of Regulation D, promulgated under the authority of the Securities Act and is acquiring the UBC Shares and Optioned Shares for investment purposes and not with a view to the distribution thereof;

2. That he or she is aware that UBC Shares and the Optioned Shares are not being registered under the Securities Act and may only be sold pursuant to registration thereunder or an exemption from the registration requirements of the Securities Act; and

3. That he or she is aware of and understands the implications of the historical volatility of Helix's common stock, as well as the potential difficulties in effecting transactions in Helix's common stock as a result of regulations and restrictions applicable to securities deemed "penny-stocks" generally.

         Acknowledged, this __ day of ___________________, 2001.




                                        -----------------------------------
                                        [Name of Stockholder/Optionee]

                                    Exhibit A
                                    ---------



Monisha Gough
Aleksander Patrzykat
Xiaoyan Jia
University of Calgary
Donald Woods
Canadian Bacterial Diseases Network
Manhong Wu
Lijuan Zhang

                                 SCHEDULE "C"
                                  ------------

                            FORM OF OPTION AGREEMENT
                            ------------------------


                             STOCK OPTION AGREEMENT
                           Dated ____________ __, 2001

     A STOCK OPTION for a total of _____________ shares of common stock (hereinafter the "Option"), of Helix BioMedix, Inc., a Delaware corporation (the "Company"), is hereby granted to _______________________ (the "Optionee"), at the price and subject to the terms and provisions set forth below. For purposes of this Agreement the term "shares" shall be deemed to apply to shares of common stock of the Company as of the date hereof.

OPTION PRICE.  The option price is $1.50 for each share.

VESTING AND EXERCISE OF OPTION. The Option shall be fully vested on the date of the grant and may be exercised in accordance with the following provisions:

Method of Exercise.   The Option shall be exercisable by a written notice, which
-------------------    shall:

          state the election to exercise the Option, the number of shares in respect of which it is being exercised;

          contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock, acquired by exercise of the Option, as may be satisfactory to the Company;

          be signed by the person entitled to the Option; and

          be in writing and delivered in person or by certified mail to the President or Secretary of the Company.

               Payment of the purchase price of any shares with respect to which an Option is being exercised shall be by check. The certificate or certificates for shares of common stock as to which the Option shall be exercised shall be registered in the name of the person exercising the Option. Options hereunder may not at any time be exercised for a fractional number of shares.

Restrictions on Exercise.
-------------------------
No Option may be exercised if the issuance of the shares upon exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option the Company may require the person exercising the Option to make any representation and warranty to the Company as the Company's counsel believes may be required by any applicable law or regulations.

     The following legend will appear on all certificates for option shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE ACQUIRED BY THE REGISTERED HOLDER PURSUANT TO REPRESENTATION THAT THE HOLDER IS NOT A U.S. PERSON AND IS ACQUIRING THESE SHARES FOR THE HOLDER'S OWN ACCOUNT, FOR INVESTMENT. THESE SHARES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD,
         TRANSFERRED OR OFFERED FOR SALE IN the UNITED STATES OR TO A U.S. PERSON IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM SUCH REGISTRATION STATEMENT.


Non-Transferability of Option.
------------------------------
     Except as otherwise provided herein, no Option may be sold, pledged, assigned or transferred for value to any U.S. Person, as that term is defined in Rule 902 of Regulation S, promulgated under the authority of the Securities Act of 1933, as amended, except in the event of registration of the Option and the underlying shares under Act or in the case of an exemption from the registration requirements of the Act. The terms of the Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

Term of Option.
---------------
     The Option may be exercised within ten (10) years from the date of original grant, and may be exercised during such term only in accordance with the terms of this agreement.

Adjustments Upon Changes in Capitalization.
-------------------------------------------
     The number and kind of shares of common stock subject to this Option shall be appropriately adjusted along with a corresponding adjustment in the Option price to reflect any stock dividend, stock split, split-up or any combination, exchange or change of shares, however accomplished.

DATED:          , 2001               Helix BioMedix, Inc.
      ----------

                                     By  /s/ R. Stephen Beatty
                                         -------------------------------------
                                         R. Stephen Beatty
                                         President and Chief Executive Officer

     Optionee acknowledges and represents that s/he is familiar with the terms and provisions of this Stock Option Agreement as set forth above and hereby accepts this Option subject to all the terms and provisions hereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions of the Company's Board of Directors with respect to the interpretation of any provision under this Stock Option Agreement.

DATED:          , 2001               OPTIONEE
      ----------


                                     By
                                         -------------------------------------

                                         -------------------------------------
                                        Its:
                                            ----------------------------------